November 16, 2016 Brady Corporation F’17 Q1 Financial Results

2 Forward-Looking Statements In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: our ability to compete effectively or to successfully execute our strategy; Brady’s ability to develop technologically advanced products that meet customer demands; difficulties in protecting our websites, networks, and systems against security breaches; deterioration or instability in the global economy and financial markets; decreased demand for our products; Brady’s ability to retain large customers; risks associated with the loss of key employees; Brady’s ability to execute facility consolidations and maintain acceptable operational service metrics; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; litigation, including product liability claims; divestitures and contingent liabilities from divestitures; Brady’s ability to properly identify, integrate, and grow acquired companies; foreign currency fluctuations; potential write-offs of Brady’s substantial intangible assets; changes in tax legislation and tax rates; differing interests of voting and non-voting shareholders; Brady’s ability to meet certain financial covenants required by our debt agreements; numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2016. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3 Q1 F’17 Financial Summary • Sales down 1.0% to $280.2M in Q1 of F’17 vs. $283.1M in Q1 of F’16. – Organic sales decreased 0.2%. – Foreign currency translation reduced sales by 0.8%. • Gross profit margin of 50.1% in Q1 of F’17 compared with 49.2% in Q1 of F’16. • SG&A expense of $98.0M (35.0% of sales) in Q1 of F’17 compared with $100.7M (35.6% of sales) in Q1 of F’16. • Net earnings of $22.6M in Q1 of F’17 compared with $18.7M in Q1 of F’16. • Net earnings per Class A Diluted Nonvoting Common Share of $0.44 in Q1 of F’17, compared with $0.37 in Q1 of F’16. • Net cash provided by operating activities of $34.0M in Q1 of F’17 compared with $30.4M in Q1 of F’16. • Segment financial results were recast to reflect our revised management structure with more localized ownership and accountability.

4 Sales Overview • (0.2%) organic sales decline: • ID Solutions – Organic sales growth of 0.7%. • Workplace Safety – Organic sales decline of (2.5%). • (0.8%) decrease due to currency translation. Q1 F’17 SALES: • Our healthcare and Asian IDS businesses experienced low-single digit organic sales growth. Our European WPS business continued to grow organically. • Organic sales challenges persist in the U.S. and Australia. • Foreign currency translation headwinds persist. Q1 F’17 SALES COMMENTARY: $310 $283 $290 $289 $283 $269 $287 $282 $280 $200 $225 $250 $275 $300 $325 Q1 F'15 2.4% Q2 F'15 1.4% Q3 F'15 1.7% Q4 F'15 (1.2%) Q1 F'16 (2.2%) Q2 F'16 0.4% Q3 F'16 (0.1%) Q4 F'16 (0.9%) Q1 F'17 (0.2%)Organic Sales Growth SALES (millions of USD)

Gross Profit Margin 5 • GPM of 50.1% in Q1 of F’17 compared with 49.2% in Q1 of F’16. • GPM improved due to ongoing efficiency gains throughout our global operations. GROSS PROFIT MARGIN COMMENTARY: $150 $138 $141 $129 $139 $133 $145 $141 $140 48% 49% 49% 45% 49% 49% 51% 50% 50% 25% 30% 35% 40% 45% 50% $100 $125 $150 $175 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 GROSS PROFIT & GPM% (millions of USD)

SG&A Expense 6 • SG&A expense was down $2.7M to $98.0M in Q1 of F’17 compared to $100.7M in Q1 of F’16, continuing the general downward trend. • The ongoing declines in SG&A expense are a direct result of focused efforts on driving efficiencies across the organization. SG&A EXPENSE: $109 $108 $103 $103 $101 $100 $106 $98 $98 35% 38% 35% 36% 36% 37% 37% 35% 35% 20% 25% 30% 35% 40% $50 $75 $100 $125 $150 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 SG&A and SG&A% of SALES (millions of USD)

7 Net Earnings & EPS * Net Earnings from Continuing Operations, Excluding Certain Items in F’15 and Net Earnings from Continuing Operations Per Class A Diluted Share in F’15 are non-GAAP measures. See appendix. • Q1 F’17 net earnings were $22.6M compared to $18.7M in Q1 of F’16. • Increase in earnings trend driven by improved gross profit margins, efficiencies in operating expenses, and a reduced income tax rate. Q1 F’17 – NET EARNINGS & EPS: $0.36 $0.29 $0.34 $0.28 $0.37 $0.30 $0.42 $0.49 $0.44 $0.00 $0.20 $0.40 $0.60 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 NET EARNINGS FROM CONTINUING OPERATIONS PER CLASS A DILUTED SHARE, EXCLUDING CERTAIN ITEMS IN F’15* $18 $15 $18 $14 $19 $15 $21 $25 $23 $0 $10 $20 $30 $40 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 NET EARNINGS FROM CONTINUING OPERATIONS, EXCLUDING CERTAIN ITEMS IN F’15* (millions of USD)

8 Cash Generation & Uses • Cash flow from operating activities was $34.0M in Q1 of F’17 compared to $30.4M in Q1 of F’16. • Free cash flow* was $30.0M in Q1 of F’17 compared to $28.0M in Q1 of F’16. • Returned $10.4M to our shareholders in the form of dividends in Q1 of F’17. CASH FLOWS IN Q1 OF F’17: * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. $26 $5 $29 $41 $30 $28 $40 $40 $34 $0 $10 $20 $30 $40 $50 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 Cash Flow from Operating Activities (millions of USD) (millions of USD) 3 Mos. Ended Oct. 31, 2016 3 Mos. Ended Oct. 31, 2015 Cash Balance - Beginning of Period 141.2$ 114.5$ Cash Flow from perating Activities 34.0 30.4 Capital Expenditures (4.0) (2.3) Repurchase of Stock - (16.2) Dividends (10.4) (10.2) Debt Repayments - Net 0.4 (2.7) Effect of Exchange Rate on Cash (4.1) (2.6) Other 9.2 (0.3) Cash Balance - End of Period 166.3$ 110.6$

Net Debt & EBITDA 9 1.2 1.2 1.2 1.1 1.1 1.0 0.8 0.5 0.3 0.0x 0.5x 1.0x 1.5x Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 NET DEBT / TTM EBITDA* • October 31, 2016 Cash = $166.3M, Debt = $216.0M, and TTM EBITDA = $151.3M. • Net Debt/EBITDA* = 0.3 to 1. • Net debt declined by $26.0M from $75.7M at July 31, 2016 to $49.7M at October 31, 2016. • Balance sheet provides flexibility for future cash uses. STRONG BALANCE SHEET: * EBITDA is a non-GAAP measure. See appendix for the reconciliation of net earnings to EBITDA. $174 $184 $168 $139 $140 $132 $101 $76 $50 $0 $50 $100 $150 $200 $250 Q1 F'15 Q2 F'15 Q3 F'15 Q4 F'15 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 NET DEBT (millions of USD)

10 Full Year F’17 Guidance Unchanged F’17 Diluted EPS $1.55 to $1.70 Guidance Assumptions: • Low single digit organic sales declines to slight organic sales growth. • Full-year depreciation and amortization expense of approximately $30M. • Full-year income tax rate ranging from 27% to 29%. • Full-year capital expenditures of approximately $25M.

IDENTIFICATION SOLUTIONS – FINANCIAL PERFORMANCE SUMMARY (millions of USD) 11 Segment Financial Results – Recast Q1 F’17 Q1 F’16 Q2 F’16 Q3 F’16 Q4 F’16 Full Year F’16 Sales $ 201.3 $ 201.0 $ 189.8 $ 201.5 $ 203.2 $ 795.5 Organic Sales % 0.7% (2.2%) 0.9% (0.9%) (0.6%) (0.7%) Segment Profit $ 33.1 $ 25.4 $ 23.1 $ 31.9 $ 31.9 $ 112.3 Segment Profit % of Sales 16.4% 12.7% 12.1% 15.8% 15.7% 14.1% WORKPLACE SAFETY – FINANCIAL PERFORMANCE SUMMARY (millions of USD) COMMENTARY Q1 F’17 Q1 F’16 Q2 F’16 Q3 F’16 Q4 F’16 Full Year F’16 Sales $ 78.9 $ 82.1 $ 78.9 $ 85.3 $ 78.8 $ 325.1 Organic Sales % (2.5%) (2.2%) (0.6%) 1.7% (1.8%) (0.7%) Segment Profit $ 6.5 $ 9.4 $ 6.3 $ 6.0 $ 9.1 $ 30.8 Segment Profit % of Sales 8.2% 11.4% 8.0% 7.0% 11.5% 9.5% Segment Financial Results were recast to reflect the following changes: • Certain businesses were realigned between our WPS and IDS segments as we adjusted reporting responsibilities to better match our strategy. This resulted in a relatively small decrease in our WPS revenues and an equal increase in our IDS revenues. • Our internal measure of segment profitability includes certain general and administrative expenses related to supporting the business as part of our continued drive for increased local ownership and accountability.

Q1 F’17 vs. Q1 F’16 PERFORMANCE (millions of USD) 12 Identification Solutions • All historical amounts have been recast to reflect the revised segment definitions. • Revenues up 0.1%: • Organic = + 0.7% • Fx = - (0.6)% • Organic sales growth in healthcare and Asia-based businesses. • Organic sales declined in the U.S. and Europe. Order patterns have not shown signs of strengthening in the U.S. • Segment profit as a percent of sales increased as a result of ongoing operational improvements and the management of operating expenses. Q1 F’17 SUMMARY: • Expect low-single digit organic sales declines to slight organic growth in F’17. • Expect segment profit to continue to be in the mid- teens as a percent of sales in F’17. OUTLOOK UNCHANGED: Q1 F’17 Q1 F’16 Change Sales $ 201.3 $ 201.0 + 0.1% Segment Profit 33.1 25.4 + 30.0% Segment Profit % 16.4% 12.7% + 3.7 pts $201 $190 $201 $203 $201 13% 12% 16% 16% 16% 10% 12% 14% 16% 18% 20% $180 $185 $190 $195 $200 $205 $210 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 SALES & SEGMENT PROFIT % (millions of USD)

Q1 F’17 vs. Q1 F’16 PERFORMANCE (millions of USD) 13 Workplace Safety • All historical amounts recast to reflect the revised segment definitions. • Revenues decreased (3.8%): • Organic = - (2.5)% • Fx = - (1.3)% • Continued increase in revenues in Europe offset by high-single digit decline in the U.S. and Australia. • Digital sales increased by more than 25% in Europe. • Segment profit declined due to decreases in sales and compressed gross profit margins partially caused by business mix. Q1 F’17 SUMMARY: • Expect low-single digit organic sales declines to slight organic growth in F’17. • Expect segment profit to be in the upper single digits as a % of sales in F’17. OUTLOOK: Q1 F’17 Q1 F’16 Change Sales $ 78.9 $ 82.1 - 3.8% Segment Profit 6.5 9.4 - 31.3% Segment Profit % 8.2% 11.4% - 3.2 pts $82 $79 $85 $79 $79 11% 8% 7% 12% 8% 5% 7% 9% 11% 13% 15% $70 $75 $80 $85 $90 Q1 F'16 Q2 F'16 Q3 F'16 Q4 F'16 Q1 F'17 SALES & SEGMENT PROFIT % (millions of USD)

14 Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our web site at www.bradycorp.com

Appendix 15

COMPARABLE INCOME STATEMENTS (millions of USD) 16 Comparable Income Statements 2016 2015 Change Sales 280.2$ 283.1$ (2.9)$ Gross Margin 140.4 139.3 1.1 % of Sales 50.1% 49.2% Research and Development (9.2) (8.6) (0.6) Selling, General and Admin. (98.0) (100.6) 2.6 % of Sales (35.0%) 35.6% (0.6) pts - - - Operating Income 33.2 30.1 3.1 Interest and Other (2.2) (2.9) 0.7 Income Taxes (8.4) (8.5) 0.1 - - - Net Earnings 22.6$ 18.7$ 3.9$ - - - % of Sales 8.1% 6.6% 1.5 pts Net Earnings per Class A Nonvoting Common Share 0.44$ 0.37$ 0.07$ - - - Three Months Ended October 31, -

(‘000s of USD) 17 Debt Structure October 31, 2016 Balance July 31, 2016 Balance Revolver Borrowings: USD-denominated 1.33% Variable 112,000$ 112,000$ China Borrowings: USD & CNY-denominated notes payable 4.19% Variable 5,354 4,928 Private Placements: USD-denominated 2006 Series 5.30% Fixed - - USD-denominated 2007 Series 5.33% Fixed 16,350 16,334 EUR-denominated 2010 Series (7-yr.) 3.71% Fixed 32,949 33,510 EUR-denominated 2010 Series (10-yr.) 4.24% Fixed 49,309 50,138 TOTAL DEBT 215,962$ 216,910$ Interest Rate

EBITDA Reconciliation

18

EBITDA

('000s of USD)

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net earnings before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Consolidated Statements of Earnings data. EBITDA should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

	Fiscal 2017				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net earnings	$ 22,553				$ 22,553
Interest expense	1,732				1,732
Income taxes	8,434				8,434
Depreciation and amortization	7,234				7,234
EBITDA (non-GAAP measure)	$ 39,953	$ -	$ -	$ -	$ 39,953

	Fiscal 2016				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net earnings	$ 18,703	$ 15,290	$ 20,981	$ 25,136	$ 80,110
Interest expense	2,151	2,130	1,838	1,705	7,824
Income taxes	8,489	5,177	8,686	6,883	29,235
Depreciation and amortization	8,889	8,613	7,394	7,536	32,432
EBITDA (non-GAAP measure)	$ 38,232	$ 31,210	$ 38,899	$ 41,260	$ 149,601

BRADY

Non-GAAP Reconciliations

19

Reconciliations of F'15 Non-GAAP Net Earnings from Continuing Operations ('000s of USD)

Brady is presenting the Non-GAAP measures "Net Earnings from Continuing Operations Excluding Certain Items" and "Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items." These are not calculations based upon GAAP. The amounts included in these Non-GAAP measures are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe these measures provide an important perspective of underlying business trends and results and provide more comparable measures from year to year. The tables below provide reconciliations of Net Earnings from Continuing Operations to Net Earnings from Continuing Operations Excluding Certain Items, and Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items.

	Three months ended				Year ended
	October 31, 2014	January 31, 2015	April 30, 2015	July 31, 2015	July 31, 2015
Net Earnings (Loss) from Continuing Operations (GAAP measure)	$ 15,499	$ 11,584	$ 17,213	$ (39,394)	$ 4,902
Restructuring charges	2,947	3,445	3,198	2,158	11,743
Impairment charges	-	-	-	46,867	46,867
Other non-routine charges	-	-	-	4,757	4,757
Postretirement benefit plan curtailment gain	-	-	(2,792)	-	(2,792)
Net Earnings from Continuing Operations Excluding Certain Items (non-GAAP measure)	$ 18,446	$ 15,029	$ 17,619	$ 14,388	$ 65,477

	Three months ended				Year ended
	October 31, 2014	January 31, 2015	April 30, 2015	July 31, 2015	July 31, 2015
Net Earnings (Loss) from Continuing Operations Per Diluted Class A Nonvoting Common Share (GAAP measure)	$ 0.30	$ 0.23	$ 0.33	$ (0.77)	$ 0.10
Restructuring charges	0.06	0.07	0.06	0.04	0.23
Impairment charges	-	-	-	0.91	0.91
Other non-routine charges	-	-	-	0.09	0.09
Postretirement benefit plan curtailment gain	-	-	(0.05)	-	(0.05)
Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items (non-GAAP measure)	$ 0.36	$ 0.29	$ 0.34	$ 0.28	$ 1.27

BRADY